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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): OCTOBER 20, 2003



                            W-H ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)



                TEXAS                                 000-31721                             76-0281502
    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                             Identification No.)



           10370 RICHMOND AVENUE, SUITE 990
                      HOUSTON, TX                                                              77042
       (Address of principal executive offices)                                             (Zip code)



       Registrant's telephone number, including area code: (713) 974-9071


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 20, 2003, W-H Energy Services, Inc. issued a press release announcing an update to its earnings estimate for the quarter ended September 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      W-H ENERGY SERVICES, INC.



Date: October 20, 2003                By: /s/ Ernesto Bautista, III
                                         ---------------------------------------
                                         Ernesto Bautista, III
                                         Vice President and Corporate Controller



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                                 EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

   99.1                Press Release dated October 20, 2003